Exhibit VI

 SEC report as at June 30, 2022 | 1  SEC report as at June 30, 2022  Financial Statements filed with the U.S. Securities and Exchange Commission

 2 | SEC report as at June 30, 2022  Unaudited Condensed Semi-Annual Financial Statements as at June 30, 2022  SEC Filing

EIB GROUP CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2022 UNDER IFRS (in EUR ‘000)

ASSETS		30.06.2022 (Unaudited)		31.12.2021
1. Cash in hand, balances with central banks and post office banks		755 050		1 483 285
2. Treasury bills and other bills eligible for refinancing with central banks		23 183 140		37 237 861
3. Loans and advances to credit institutions				
a) repayable on demand	699 213		797 488	
b) other loans and advances	84 668 899		74 741 569	
c) loans	92 916 216		94 682 744	
d) impairment on loans and advances, net of reversals	- 84 734		- 75 226	
		178 199 594		170 146 575
4. Loans and advances to customers				
a) other loans and advances	0		677 197	
b) loans	324 858 749		339 994 473	
c) impairment on loans and advances, net of reversals	- 313 344		- 288 259	
		324 545 405		340 383 411
5. Debt securities including fixed-income securities				
a) issued by public bodies	4 853 554		5 024 595	
b) issued by other borrowers	6 215 885		7 034 187	
		11 069 439		12 058 782
6. Shares and other variable-yield securities		19 031 292		18 872 305
7. Derivative assets		37 272 246		41 734 302
8. Property, furniture and equipment		342 250		374 320
9. Intangible assets		68 624		58 408
10. Other assets		142 094		183 884
11. Subscribed capital and reserves, called but not paid		972 628		1 133 642
12. Prepayments		290 152		271 753
13. Assets held for sale		27 963		0
TOTAL ASSETS		595 899 877		623 938 528

LIABILITIES AND EQUITY		30.06.2022 (Unaudited)		31.12.2021
1. Amounts owed to credit institutions				
a) repayable on demand	1 310 439		4 775 575	
b) with agreed maturity or periods of notice	14 133 967		18 796 352	
		15 444 406		23 571 927
2. Amounts owed to customers				
a) repayable on demand	1 536 101		1 645 154	
b) with agreed maturity or periods of notice	192 197		175 496	
		1 728 298		1 820 650
3. Debts evidenced by certificates				
a) debt securities in issue	437 422 781		461 915 358	
b) others	10 276 476		11 987 275	
		447 699 257		473 902 633
4. Derivative liabilities		34 450 426		29 529 619
5. Other liabilities		5 042 097		4 981 663
6. Deferred income		461 623		443 133
7. Provisions				
a) pension plans and health insurance scheme	4 788 103		8 623 332	
b) provisions for guarantees issued and commitments	45 890		42 537	
		4 833 993		8 665 869
TOTAL LIABILITIES		509 660 100		542 915 494
8. Capital				
a) subscribed	248 795 607		248 795 607	
b) uncalled	- 226 604 892		- 226 604 892	
		22 190 715		22 190 715
9. Consolidated reserves				
a) reserve fund	24 879 561		24 879 561	
b) additional reserves	23 563 081		9 736 449	
c) fair value reserve	694 293		575 725	
d) special activities reserve	10 303 216		12 152 954	
e) general loan reserve	2 115 966		2 021 337	
		61 556 117		49 366 026
10. Profit for the financial period/year		1 181 144		8 277 324
Total equity attributable to the equity holders of the Bank		84 927 976		79 834 065
11. Non-controlling interests		1 311 801		1 188 969
TOTAL EQUITY		86 239 777		81 023 034
TOTAL LIABILITIES AND EQUITY		595 899 877		623 938 528

SEC report as at June 30, 2022 | 3

EIB GROUP CONSOLIDATED INCOME STATEMENT FOR THE PERIOD ENDED JUNE 30, 2022 UNDER IFRS

(in EUR '000)

			H1 2022 (Unaudited)		H1 2021 (Unaudited)		2021
1.	Interest and similar income		10 397 408		9 978 339		16 312 260
2.	Interest expense and similar charges		- 9 004 829		- 8 489 198		- 13 272 582
3.	Income from shares and other variable-yield securities		335 154		293 106		838 815
4.	Fee and commission income		303 157		257 956		585 247
5.	Fee and commission expense		- 188 617		- 172 075		- 434 377
6.	Result on financial operations		- 2 442		1 867 096		5 630 207
7.	Net other operating income and expense		- 3 103		62		- 1 397
8.	Change in impairment on loans and advances and provisions for guarantees, net of reversals		- 20 370		216 946		291 582
9.	Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities, net of reversals		893		5 559		38 890
10.	General administrative expenses						
	a) staff costs	- 474 333		- 557 315		- 1 207 031	
	b) other administrative expenses	- 100 936		- 77 379		- 246 922	
			- 575 269		- 634 694		- 1 453 953
11.	Depreciation and amortisation: property, furniture and equipment and intangible assets						
	a) property, furniture and equipment	- 34 726		- 33 487		- 70 272	
	b) intangible assets	- 7 665		- 5 898		- 21 035	
			- 42 391		- 39 385		- 91 307
12.	Profit for the financial period/year		1 199 591		3 283 712		8 443 385
	Attributable to:						
	Non-controlling interests		18 447		0		166 061
	Equity holders of the Bank		1 181 144		3 283 712		8 277 324

EIB GROUP CONSOLIDATED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME FOR THE PERIOD ENDED JUNE 30, 2022 UNDER IFRS

(in EUR '000)

	H1 2022 (Unaudited)	H1 2021 (Unaudited)	2021
Profit for the financial period/year	1 199 591	3 283 712	8 443 385
Other comprehensive income			
Items that will never be reclassified to profit or loss:			
Remeasurements of defined benefit liability	3 974 453	1 101 964	1 474 982
Changes in fair value attributable to change in the own credit risk of financial liabilities designated at the FVO - fair value reserve	192 129	124 209	66 183
Net gains / losses on investment in equity instruments designated at FVOCI	- 60 667	34 105	83 048
Items that are or may be reclassified to profit or loss:			
Changes in fair value attributable to the currency basis spread of hedging derivatives - fair value reserve	- 12 894	- 45 743	- 96 038
Total other comprehensive income	4 093 021	1 214 535	1 528 175
Total comprehensive income	5 292 612	4 498 247	9 971 560
Attributable to:			
Non-controlling interests	165 832	0	251 427
Equity holders of the Bank	5 126 780	4 498 247	9 720 133

4 | SEC report as at June 30, 2022

EIB GROUP CONSOLIDATED STATEMENT OF CHANGES IN EQUITY UNDER IFRS (in EUR '000)

For the half year ended June 30, 2022	Subscribed capital	Uncalled capital	Reserve fund	Additional reserves	Fair value reserve	Special activities reserve	General loan reserve	Result for the period/year before appropriation	Total	Non-controlling interests	Total consolidated equity
Balance at January 1, 2021	**248 795 607**	**- 226 604 892**	**24 328 415**	**6 486 767**	**522 532**	**11 736 896**	**2 135 891**	**2 637 423**	**70 038 639**	**0**	**70 038 639**
Comprehensive income											
Profit for the financial period/year	0	0	0	0	0	0	0	8 277 324	8 277 324	166 061	8 443 385
Other comprehensive income	0	0	0	1 389 616	53 193	0	0	0	1 442 809	85 366	1 528 175
Total comprehensive income	**0**	**0**	**0**	**1 389 616**	**53 193**	**0**	**0**	**8 277 324**	**9 720 133**	**251 427**	**9 971 560**
Appropriation of prior year's result	**0**	**0**	**551 146**	**1 784 773**	**0**	**416 058**	**- 114 554**	**- 2 637 423**	**0**	**0**	**0**
Other	0	0	0	75 293	0	0	0	0	75 293	0	75 293
Transactions with owners of the Group											
Movement of non-controlling interest subsidiary	0	0	0	0	0	0	0	0	0	937 542	937 542
Total transactions with owners of the Group	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**937 542**	**937 542**
Balance at December 31, 2021	**248 795 607**	**- 226 604 892**	**24 879 561**	**9 736 449**	**575 725**	**12 152 954**	**2 021 337**	**8 277 324**	**79 834 065**	**1 188 969**	**81 023 034**
Comprehensive income											
Profit for the financial period/year	0	0	0	0	0	0	0	1 181 144	1 181 144	18 447	1 199 591
Other comprehensive income	0	0	0	3 827 068	118 568	0	0	0	3 945 636	147 385	4 093 021
Total comprehensive income	**0**	**0**	**0**	**3 827 068**	**118 568**	**0**	**0**	**1 181 144**	**5 126 780**	**165 832**	**5 292 612**
Appropriation of prior year's result	**0**	**0**	**0**	**10 032 433**	**0**	**- 1 849 738**	**94 629**	**- 8 277 324**	**0**	**0**	**0**
Other	0	0	0	- 32 869	0	0	0	0	- 32 869	0	- 32 869
Transactions with owners of the Group											
Movement of non-controlling interest subsidiary	0	0	0	0	0	0	0	0	**0**	- 43 000	**- 43 000**
Total transactions with owners of the Group	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**0**	**- 43 000**	**- 43 000**
Balance at June 30, 2022 (Unaudited)	**248 795 607**	**- 226 604 892**	**24 879 561**	**23 563 081**	**694 293**	**10 303 216**	**2 115 966**	**1 181 144**	**84 927 976**	**1 311 801**	**86 239 777**

SEC report as at **June 30, 2022** | 5

EIB GROUP CONSOLIDATED CASH FLOW STATEMENT FOR PERIOD ENDED JUNE 30, 2022 UNDER IFRS (in EUR '000)

	H1 2022 (Unaudited)	H1 2021 (Unaudited)	2021
A. Cash flows from operating activities:			
Profit/Loss for the financial period/year	**1 199 591**	**3 283 712**	**8 443 385**
Adjustments for:			
Change in impairment on loans and advances and provisions for guarantees	20 370	- 216 946	- 291 582
Depreciation and amortisation on property, furniture and equipment and intangible assets, and write-off	42 391	39 359	91 415
Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities	- 893	- 5 559	38 890
Change in fair value adjustment of debt securities	132 755	188 485	216 851
IFRS adjustments on loans and associated swaps	- 241 145	191 005	182 635
IFRS adjustments on borrowings and associated swaps	187 904	58 334	- 278 609
IFRS adjustments on other derivatives	66 518	- 232 288	- 81 535
Net interest income	- 1 392 579	- 1 489 141	- 3 039 678
Effect of exchange rate changes	- 78 105	18 692	79 838
Profit/Loss on operating activities	**- 63 193**	**1 835 653**	**5 361 610**
Disbursements of loans and advances to credit institutions and customers	- 21 240 762	- 16 413 450	- 37 670 096
Repayments of loans and advances to credit institutions and customers	20 848 407	24 659 307	50 381 755
Change in other loans and advances	1 807 851	8 284 597	8 658 820
Change in deposit with Central Bank of Luxembourg to cover minimum reserve requirement	54 218	- 24 124	- 35 110
Change in treasury operational portfolios	14 055 927	- 9 607 500	- 9 224 164
Change in amounts owed to credit institutions and customers	- 8 127 973	5 348 535	7 276 336
Change in provisions for pension plans and health insurance scheme	- 223 768	125 734	- 2 210 900
Change in provisions for guarantees issued and commitments	43 189	679	16 692
Change in interest accrued on cash and cash equivalents	11 388	6 993	1 058
Change in other assets and other liabilities	3 708 760	356 923	- 867 565
Interest received	8 059 398	5 797 864	15 224 602
Interest paid	- 7 001 150	- 5 866 279	- 12 257 565
Net cash from/(used in) operating activities	**11 932 292**	**14 504 932**	**24 655 473**
B. Cash flows from investing activities:			
Securities in Long Term HQLA Portfolio purchased during the period/year	- 1 205 649	0	- 385 243
Securities from Long Term HQLA Portfolio matured or sold during the period/year	345 000	507 288	701 588
Purchase of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	- 828 284	- 799 336	- 2 266 247
Redemption of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	2 437 139	2 805 463	4 335 592
Additions on shares and other variable-yield securities	- 1 532 974	- 1 056 905	- 2 720 926
Reflows on shares and other variable-yield securities	1 179 235	957 038	2 345 863
Purchase of property, furniture and equipment and intangible assets	- 27 063	- 25 055	- 63 109
Net cash from/(used in) investing activities	**367 404**	**2 388 493**	**1 947 518**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	49 551 333	71 443 501	100 348 462
Redemption of debts evidenced by certificates	- 52 007 480	- 63 370 596	- 107 709 303
Member States' contribution	159 850	159 850	319 700
Purchase / Subscription of EIF shares	0	387 578	484 363
Dividend paid to non-controlling interests	5 718	0	0
Payments of lease liability	- 20 141	- 20 438	- 41 366
Net cash from/(used in) financing activities	**- 2 310 720**	**8 599 895**	**- 6 598 144**
Summary statement of cash flows:			
Cash and cash equivalents at the beginning of financial year	**69 121 468**	**48 074 653**	**48 074 653**
Net cash from/(used in):			
Operating activities	11 932 292	14 504 932	24 655 473
Investing activities	367 404	2 388 493	1 947 518
Financing activities	- 2 310 720	8 599 895	- 6 598 144
Effect of exchange rate changes on cash held	147 998	121 535	1 041 968
Cash and cash equivalents at the end of financial period/year	**79 258 442**	**73 689 508**	**69 121 468**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	664 789	783 280	1 338 806
Money market securities	1 039	623 774	142 403
Loans and advances to credit institutions and customers:			
Repayable on demand	699 213	716 307	797 488
Other loans and advances	77 893 401	71 566 147	66 842 771
	79 258 442	**73 689 508**	**69 121 468**

(in EUR'000)	2021	Cash flows	Non-cash changes			H1 2022 (Unaudited)
			Exchange adjustments	Fair value adjustment and accrued interest on financial liabilities	Other changes	
Long-term borrowings	459 717 547	7 161 941	8 394 812	- 32 879 841	0	442 394 459
Lease liability	132 151	- 20 141	- 819	689	- 6 525	105 355
Short-term borrowings	14 185 086	- 9 618 088	737 800	0	0	5 304 798
Total liabilities from financing activities	**474 034 784**	**- 2 476 288**	**9 131 793**	**- 32 879 152**	**- 6 525**	**447 804 612**

6 | SEC report as at June 30, 2022

 SEC report as at June 30, 2022 | 7  NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER IFRS  NOTE A Basis of presentation  The unaudited condensed consolidated financial statements of the European Investment Bank Group (the “Group”) as at June 30, 2022 do not include all of the information and footnotes required for complete financial statements, in accordance with IAS 34 Interim Financial Reporting.  In the opinion of management, all adjustments, normal recurring accruals and adjustments for the impairment of financial assets considered necessary for a fair presentation have been recorded. The result for the six- month period ended June 30, 2022 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2022.  The audited consolidated financial statements as at and for the financial year ended December 31, 2021 were prepared in accordance with International Financial Reporting Standards (“IFRS”) as endorsed by the EU. The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2022 are based on the same principles.  For further information, refer to the consolidated financial statements and footnotes thereto included in the Group’s annual report for the financial year ended December 31, 2021.  NOTE B  Summary statement of loans (in EUR ‘000)  Despite the general context of uncertainty in the global financial markets due to the COVID-19 pandemic as well as the context of the military aggression against Ukraine, the Group currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.  Moreover, in general, the quality of the loan portfolio of the European Investment Bank (the “Bank”) currently remains high as it relies on a risk management strategy based on adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

The movements in the Expected Credit Losses ("ECL") have been accounted for as at June 30, 2022 and as at December 31, 2021 as follows:

Impairment on disbursed loans and advances (in million EUR)						
	30.06.2022			31.12.2021		
IFRS 9 Stage	To intermediary credit institutions	Directly to final beneficiaries	Total	To intermediary credit institutions	Directly to final beneficiaries	Total
Stage 1	7	25	32	2	15	17
Stage 2	27	132	159	21	105	126
Stage 3	50	157	207	52	168	220
Total	**84**	**314**	**398**	**75**	**288**	**363**

Impairment on undisbursed loans and advances (in million EUR)						
	30.06.2022			31.12.2021		
IFRS 9 Stage	To intermediary credit institutions	Directly to final beneficiaries	Total	To intermediary credit institutions	Directly to final beneficiaries	Total
Stage 1	2	4	6	0	3	3
Stage 2	8	19	27	10	17	27
Stage 3	0	3	3	0	3	3
Total	**10**	**26**	**36**	**10**	**23**	**33**

8 | SEC report as at **June 30, 2022**

NOTE C **Debts evidenced by certificates (in EUR '000)**

PAYABLE IN	OUTSTANDING AT 30.06.2022 (UNAUDITED)	AVERAGE RATE (*) 30.06.2022 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2021	AVERAGE RATE (*) 31.12.2021
EUR	255 315 253	1.31	2022/2061	246 913 410	1.30
USD	104 725 666	1.73	2022/2058	105 073 224	1.48
GBP	41 709 380	2.56	2022/2054	43 705 819	2.15
AUD	11 141 677	2.57	2022/2040	9 703 908	2.59
PLN	6 334 215	2.98	2022/2029	6 169 375	2.23
CAD	6 150 901	2.15	2022/2045	4 765 848	2.10
SEK	5 420 317	1.49	2022/2040	6 234 940	1.41
CHF	4 234 237	1.96	2022/2036	4 179 005	1.90
NOK	3 894 284	2.04	2023/2037	5 541 206	1.77
ZAR	2 452 441	7.97	2022/2035	2 331 323	7.75
JPY	1 366 570	2.30	2023/2053	1 520 384	1.46
MXN	1 213 527	6.00	2023/2028	1 174 850	6.35
DKK	782 901	0.71	2024/2031	783 195	0.70
CNY	600 080	2.71	2022/2025	472 292	2.56
TRY	514 940	10.37	2022/2027	677 022	10.41
CZK	391 990	3.80	2022/2034	339 828	2.52
NZD	269 380	2.37	2023/2028	271 428	2.57
RUB	150 978	3.93	2024/2026	140 679	4.75
HKD	85 897	0.41	2022/2025	79 246	0.41
RON	20 823	2.23	2026/2026	20 812	2.23
HUF	15 867	3.25	2024/2024	17 065	3.25
Fair value adjustment on borrowings	907 933			33 787 774	
TOTAL	**447 699 257**			**473 902 633**	

(*) Weighted average interest rates at the balance sheet date

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2022 and EUR 500m in 2021). All such borrowings are hedged in full through structured swap operations.

NOTE D **Commitment to purchase the remaining European Investment Fund ("EIF") shares at a fixed price**

As at June 30, 2022, the Bank held 59.40% of the EIF's subscribed capital (59.40% as at December 31, 2021).

During the year 2021, the Replacement Share Purchase Undertaking ('RSPU') with respect to subscribed shares of the EIF held by the European Commission ('EC') was terminated, while the RSPU with respect to the subscribed shares from the EIF's minority shareholders, other than the EC, remains in place.

Under the terms of the RSPU, the Bank was offering to buy the remaining subscribed shares from the EIF's minority shareholders, other than the EC, for a price of EUR 542,329.82 per share as at June 30, 2022. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

SEC report as at June 30, 2022 | 9

Note E Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2022 (Unaudited)		31.12.2021
Commitments:				
- EBRD capital uncalled		**712 630**		**712 630**
- Undisbursed loans				
credit institutions	27 770 840		31 936 008	
customers	83 798 915		91 041 283	
		111 569 755		**122 977 291**
- Undisbursed private equity and venture capital operations		**5 339 345**		**5 525 911**
- Undisbursed investment and infrastructure funds		**2 924 971**		**3 203 307**
- Borrowings launched but not yet settled		**241 582**		**223 950**
- Securities receivable		**48 137**		**0**
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		**28 985 838**		**30 901 227**
Assets held on behalf of third parties:				
- Innovation Fund	5 619 063		4 202 032	
- Investment Facility Cotonou	4 277 505		4 097 718	
- Modernisation fund	3 158 145		2 957 006	
- InnovFin	1 962 332		1 976 460	
- NER300	1 113 030		1 139 006	
- Fund of Funds (JESSICA II)	949 995		1 021 159	
- CEF	862 089		876 872	
- JESSICA (Holding Funds)	824 288		611 609	
- COSME LGF & EFG	590 494		606 867	
- Pan-European Guarantee Fund	586 972		595 260	
- ESIF	526 589		458 942	
- EU-Africa Infrastructure Trust Fund	413 779		473 359	
- SME initiative Italy	387 015		263 392	
- JEREMIE	283 153		275 376	
- European Fund for Strategic Investments ('EFSI EIF')	244 229		248 261	
- SME initiative Romania	236 015		236 188	
- GIF 2007	219 357		110 383	
- REG	191 382		193 115	
- Partnership Platform for Funds	184 738		187 315	
- Special Section	131 821		132 372	
- EaSI	102 983		103 276	
- EFSI-EIAH	99 329		35 559	
- RSFF (incl. RSI)	90 749		91 629	
- InnovFin SME Guarantee	89 311		99 327	
- InnovFin Equity	88 773		77 164	
- SME initiative Bulgaria	85 126		87 104	
- InvestEU	82 795		0	
- ENPI	81 535		72 537	
- MAP Equity	66 199		64 594	
- AECID	61 408		53 087	
- SME initiative Finland	59 917		62 275	
- SMEG 2007	55 880		56 658	
- Private Finance for Energy Efficiency Instrument	54 545		53 438	
- Cultural Creative Sectors Guarantee Facility	51 479		52 087	
- DCFTA	50 923		50 740	
- WB EDIF	48 723		46 649	

10 | SEC report as at June 30, 2022

Note E Commitments, contingent liabilities and other memorandum items (in EUR '000) (continued)

		30.06.2022 (Unaudited)		31.12.2021
Assets held on behalf of third parties (Continued):				
- NPI	47 155		43 245	
- GF Greece	42 325		162 285	
- IPA II	39 634		52 626	
- NIF Trust Fund	38 259		38 259	
- NIF Risk Capital Facility	37 766		35 454	
- MAP guarantee	30 812		30 652	
- GAGF	29 707		30 060	
- SME initiative Malta	26 263		26 629	
- Bundesministerium für Wirtschaft und Technologie	22 556		19 680	
- FEMIP Trust Fund	22 209		21 864	
- AGRI	17 248		17 297	
- EPTA Trust Fund	13 567		15 659	
- TTA Turkey	12 830		9 113	
- German Corona Matching Facility (CMF)	11 173		3 630	
- Natural Capital Financing Facility	10 089		10 274	
- RFF	7 500		0	
- German Future Fund Growth Facility	3 815		2 849	
- BIF	3 715		3 907	
- Student Loan Guarantee Facility	3 504		3 570	
- GEEREF	3 360		3 457	
- Central Europe FoF	1 952		526	
- PGFF	1 942		2 990	
- SME initiative Spain	1 475		2 022	
- LFA-EIF Facility	1 179		1 115	
- Alp GIP	1 107		1 409	
- MDD	899		1 809	
- EU Trade and Competitiveness Program	880		968	
- EU Support Boost Africa	789		0	
- Africa Investment Platform	549		0	
- G43 Trust Fund	284		284	
- TTP	281		516	
- European Technology Facility	222		412	
- GGF	7		7	
- GEEREF Technical Support Facility	1		775	
		24 366 720		22 212 159
Other items:				
- Nominal value of interest-rate swaps		581 659 534		559 081 060
- Nominal value of currency swap contracts receivable		261 579 779		247 683 252
- Nominal value of currency swap contracts payable		255 501 268		245 975 779
- Nominal value of short-term currency swap contracts receivable		16 533 083		25 123 575
- Nominal value of short-term currency swap contracts payable		16 157 397		24 956 095
- Notional amount of futures contracts		11 832 814		8 274 106
- Notional amount of currency forwards		397 063		402 384
- Currency swaps launched but not yet settled payable		36 157		0
- Currency swaps launched but not yet settled receivable		36 132		0
- Special deposits for servicing borrowings		20 592		582

SEC report as at **June 30, 2022** | 11

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION

CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2022 (in EUR '000)

ASSETS	EU Accounting Directives	EU Accounting Directives 30.06.2022 (Unaudited)	Adjustment Impact	Adjustment Ref.	IFRS	IFRS 30.06.2022 (Unaudited)
1. Cash in hand, balances with central banks and post office banks		755 050	0			755 050
2. Treasury bills and other bills eligible for refinancing with central banks		23 281 713	- 98 573	A.1, B.1, C		23 183 140
3. Loans and advances to credit institutions						
a) repayable on demand	699 213		0		699 213	
b) other loans and advances	84 669 654		- 755	A.2, B.4	84 668 899	
c) loans	93 844 035		- 927 819	A.2, B.4	92 916 216	
d) impairment on loans and advances, net of reversals	- 55 124		- 29 610	C	- 84 734	
		179 157 778				178 199 594
4. Loans and advances to customers						
b) loans	322 955 809		1 902 940	A.2, B.4	324 858 749	
c) impairment on loans and advances, net of reversals	- 416 759		103 415	C	- 313 344	
		322 539 050				324 545 405
5. Debt securities including fixed-income securities						
a) issued by public bodies	4 916 054		- 62 500	A.1, B.1, C	4 853 554	
b) issued by other borrowers	6 233 245		- 17 360	A.1, B.1, C	6 215 885	
		11 149 299				11 069 439
6. Shares and other variable-yield securities		9 591 931	9 439 361	B.2, B.3		19 031 292
7. Participating interests		374 532	- 374 532	B.3		0
8. Derivative assets		0	37 272 246	B.5		37 272 246
9. Property, furniture and equipment		239 421	102 829	G		342 250
10. Intangible assets		68 624	0			68 624
11. Other assets		195 380	- 53 286	B.5, H		142 094
12. Subscribed capital and reserves, called but not paid		959 098	13 530	I		972 628
13. Prepayments		20 552 837	- 20 262 685	A.1, A.2, A.4, B.1, B.4, B.5		290 152
14. Assets held for sale		0	27 963	B.6		27 963
TOTAL ASSETS		**568 864 713**				**595 899 877**

LIABILITIES AND EQUITY	EU Accounting Directives	EU Accounting Directives 30.06.2022 (Unaudited)	Adjustment Impact	Adjustment Ref.	IFRS	IFRS 30.06.2022 (Unaudited)
1. Amounts owed to credit institutions						
a) repayable on demand	1 310 439		0		1 310 439	
b) with agreed maturity or periods of notice	14 326 443		- 192 476	A.3	14 133 967	
		15 636 882				15 444 406
2. Amounts owed to customers						
a) repayable on demand	1 536 101		0		1 536 101	
b) with agreed maturity or periods of notice	192 233		- 36	A.3	192 197	
		1 728 334				1 728 298
3. Debts evidenced by certificates						
a) debt securities in issue	437 923 105		- 500 324	A.4	437 422 781	
b) others	8 868 219		1 408 257	A.4	10 276 476	
		446 791 324				447 699 257
4. Derivative liabilities		0	34 450 426	B.5		34 450 426
5. Other liabilities		4 278 743	763 354	A.2, B.5, E, G, H		5 042 097
6. Deferred income		16 285 585	- 15 823 962	A.1, A.2, A.3, A.4, B.1, B.4, B.5, F		461 623
7. Provisions						
a) pension plans and health insurance scheme	4 722 174		65 929	D	4 788 103	
b) provisions for guarantees issued and commitments	82 521		- 36 631	C	45 890	
		4 804 695				4 833 993
TOTAL LIABILITIES		**489 525 563**				**509 660 100**
8. Capital						
a) subscribed	248 795 607		0		248 795 607	
b) uncalled	- 226 604 892		0		- 226 604 892	
		22 190 715				22 190 715
9. Consolidated reserves						
a) reserve fund	24 879 561		0		24 879 561	
b) additional reserves	17 182 368		6 380 713	A-I	23 563 081	
c) fair value reserve	0		694 293	A.4, B.2, B.5	694 293	
d) special activities reserve	10 303 216		0		10 303 216	
e) general loan reserve	2 115 966		0		2 115 966	
		54 481 111				61 556 117
10. Profit for the financial period		1 164 881	16 263	A-I		1 181 144
11. Non-controlling interests		1 502 443	- 190 642	E		1 311 801
TOTAL EQUITY		**79 339 150**				**86 239 777**
TOTAL LIABILITIES AND EQUITY		**568 864 713**				**595 899 877**

12 | SEC report as at **June 30, 2022**

EIB GROUP - EU ACCOUNTING DIRECTIVES TO IFRS RECONCILIATION
Consolidated income statement for the half year ended June 30, 2022 (in EUR '000)

		EU Accounting Directives H1 2022 (Unaudited)	Adjustment Impact	Adjustment Ref.		IFRS H1 2022 (Unaudited)
1. Interest and similar income		10 530 129	- 132 721	A.1, A.2, B.1, B.4, B.5		10 397 408
2. Interest expense and similar charges		- 9 027 424	22 595	A.4, B.5, D, E, G, I		- 9 004 829
3. Income from shares and other variable-yield securities		335 154	0			335 154
4. Fee and commission income		305 743	- 2 586	F		303 157
5. Fee and commission expense		- 188 617	0			- 188 617
6. Result on financial operations		23 149	- 25 591	A.1, A.2, A.4, B.1, B.2, B.3, B.4, B.5, G, H		- 2 442
7. Net other operating income and expense		- 3 103	0			- 3 103
8. Change in impairment on loans and advances and provisions for guarantees, net of reversals		- 75 097	54 727	C, H		- 20 370
9. Change in impairment on transferable securities held as financial fixed assets, shares and other variable-yield securities, net of reversals		3 533	- 2 640	C, B.3		893
10. General administrative expenses						
a) staff costs	- 559 530		85 197	D	- 474 333	
b) other administrative expenses	- 121 077		20 141	G	- 100 936	
		- 680 607				- 575 269
11. Depreciation and amortisation: property, furniture and equipment and intangible assets						
a) property, furniture and equipment	- 12 448		- 22 278	G	- 34 726	
b) intangible assets	- 7 665		0		- 7 665	
		- 20 113				- 42 391
12. Profit for the financial period		**1 202 747**				**1 199 591**
Attributable to:						
Non-controlling interests		37 866	- 19 419	E		18 447
Equity holders of the Bank		**1 164 881**				**1 181 144**

SEC report as at **June 30, 2022** | 13

 14 | SEC report as at June 30, 2022  Valuation and income recognition differences between IFRS and EU Accounting Directives  A  Financial assets and liabilities designated at fair value through profit or loss or carried at amortised cost (including hedge accounting)  1  Debt securities portfolio  Under EU Accounting Directives, debt securities portfolios are recorded at purchase price and measured at amortised cost (with the exception of the Securities Liquidity Portfolio). Accrued  interest is recorded under consolidated balance sheet item "Prepayments and accrued income". Accrued retrocessions and up-front fees are recorded under consolidated balance sheet item "Accruals and deferred income".  Under IFRS, the Group applies hedge accounting for eligible hedged debt securities. The carrying amount of these securities is adjusted for the fair value attributable to the risk being hedged. Economically hedged debt securities that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and are measured at fair value through profit or loss.  Accrued interest less accrued retrocessions and unamortized up-front fees are reported on the consolidated balance sheet within the balance of the instrument to which it relates.  Changes in fair values and hedge fair values of hedged debt securities are recognised in the consolidated income statement under "Result on financial operations".  2  Loans and advances  Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income"  or "Accruals and deferred income". The up-front fees on loans are amortised and recognised in the consolidated profit and loss account under "Interest receivable and similar income".  Under IFRS, the Group applies hedge accounting to eligible hedged loans. The carrying amount of these loans is adjusted for the fair value attributable to the risk being hedged. Economically hedged loans that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and are measured at fair value through profit or loss.  Changes in fair values and hedge fair values of loans are recognised in the consolidated income statement under "Result on financial operations".  Accrued interest is reported on the consolidated balance sheet within the balance of the asset to which it relates.  Accrued interest on loans and advances, which are credit impaired, are reversed under "Interest receivable and similar income".  Under IFRS the up-front fees on loans:  are recognised immediately under "Result on financial operations" in the consolidated income statement for the loans that are designated to the fair value option;  are amortised over the maturity of the loan and recognised in consolidated balance sheet under "Loans and advances to credit institutions and customers" for the loans that are designated to hedge accounting and/or amortised cost.  Under IFRS, a substantial contractual modification on the cash flows of a financial asset measured at amortised cost leads to the recording of the new financial asset at its fair value, and the recording of the net modification gain or loss impact in the consolidated income statement under "Result on financial operations".  Transitory accounts on loans are reclassified from "Other liabilities" to the loan balance to which they relate.

 SEC report as at June 30, 2022 | 15  3  Amounts owed to credit institutions and customers  Under EU Accounting Directives, "Amounts owed to credit institutions" and "Amounts owed to customers" are presented in the consolidated balance sheet at their redemption amounts.  Interest on amounts owed to credit institutions and customers is recorded in the consolidated profit and loss account on an accrual basis as "Interest payable and similar charges" or "Interest receivable and similar income" if interest is negative. Accrued interest is included in "Accruals and deferred income".  Under IFRS, "Amounts owed to credit institutions" and "Amounts owed to customers" are initially recorded at cost and are presented in the consolidated balance sheet at amortised cost.  Interest on amounts owed to credit institutions and customers is recorded in the consolidated income statement as "Interest expense and similar charges" or "Interest and similar income" using the effective interest method.  Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates.  4  Debts evidenced by certificates  Under EU Accounting Directives, debts evidenced by certificates are recorded at amortised cost. Accrued interest is recorded under consolidated balance sheet item "Accruals and deferred  income". Issuance fees and redemption premiums or discounts, which are recorded under "Prepayments and accrued income" or "Accruals and deferred income", are amortised on a straight- line basis and subsequently recognised in the consolidated profit and loss account under "Interest payable and similar charges".  Under IFRS, the Group applies hedge accounting to a significant portion of its hedged issued debt whenever these are eligible. The carrying amount of these debts evidenced by certificates is adjusted for the fair value attributable to the risk being hedged. Economically hedged debts evidenced by certificates that cannot be included in hedge accounting are designated irrevocably on initial recognition to the fair value option and measured at fair value through profit or loss.  Changes in fair values and hedge fair values of debts evidenced by certificates are recognised in the consolidated income statement under "Result on financial operations".  Accrued interest is reported on the consolidated balance sheet within the balance of the debt instrument to which it relates.  Issuance fees and redemption premiums or discounts are reported on the consolidated balance sheet within the caption of the instrument to which they relate and are amortised over the period to maturity of the related debts evidenced by certificates using the effective interest method, unless those debts evidenced by certificates are measured at fair value through profit or loss, in which case the issuance fees, premiums/discounts and redemption premiums are recognised immediately in the consolidated income statement under "Result on financial operations".  For debts evidenced by certificates designated to the fair value option, own credit adjustment ("OCA"), reflecting own credit risk as per IFRS 13, is calculated and the respective changes are recorded in "Other comprehensive income" ("OCI") in the "Fair value reserve".  Under IFRS, the Group has one transaction that meets the offsetting of financial assets and financial liabilities criteria.  B  Financial assets and liabilities classified mandatorily at fair value through profit or loss or designated at fair value through other comprehensive income  1  Debt securities portfolio  Under EU Accounting Directives, debt securities portfolios, with the exception of the Securities Liquidity Portfolio, are recorded at purchase price and measured at amortised cost. Securities  Liquidity Portfolio debt securities are carried at fair value. Changes in fair value are reflected directly in consolidated income statement under "Result on financial operations". Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income" and "Accruals and deferred income".

 16 | SEC report as at June 30, 2022  Under IFRS, some debt securities are not eligible for amortised cost and consequently must be carried at fair value with changes in fair value reflected directly in profit or loss.  Changes in fair values of these debt securities are recognised in the consolidated income statement under "Result on financial operations".  Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which they relate, while any related fees are recognised immediately under "Result on  financial operations" in the consolidated income statement.  2  Shares and other variable-yield securities  Under EU Accounting Directives, shares and other variable-yield securities are initially recorded at acquisition cost reduced by any reflow resulting from repayments. Their carrying value is subsequently adjusted to the lower of cost or market value at each balance sheet date.  Respective value adjustments are recorded under "Result on financial operations".  Under IFRS, shares and other variable-yield securities are carried at fair value with changes in fair value reflected directly in the consolidated income statement under "Result on financial operations", except of the investment in European Bank for Reconstruction and Development ("EBRD") whose fair value changes are reflected in OCI under "Fair value reserve".  3  Participating interests  Under EU Accounting Directive, "Participating interests" are accounted for using the equity method as defined under EU-AD based on methods consistent with the Group’s accounting policies.  Respective value adjustments are recorded under "Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests".  Under IFRS, participating interests are included within "Shares and other variable-yield securities" and respective fair value adjustments are recorded in "Result on financial operations".  4  Loans and advances  Under EU Accounting Directives, all loans and advances are carried at amortised cost. Accrued interest is recorded under consolidated balance sheet items "Prepayments and accrued income"  or "Accruals and deferred income". The up-front fees on loans are amortised and recognised in the consolidated profit and loss account under "Interest receivable and similar income".  Under IFRS, loans that are not eligible for amortised cost are classified as measured at fair value through profit or loss. The up-front fees on these loans are recognised at inception under "Result on financial operations" in the consolidated income statement.  Changes in fair values of loans are recognised in the consolidated income statement under "Result on financial operations".  5  Derivative assets and liabilities  a  Treasury derivatives  Under EU Accounting Directives, derivative instruments in the Security liquidity portfolios are marked to market and recorded under "Other assets" or "Other liabilities".  Interest accrued under derivative instruments is presented under "Prepayments and accrued income" or "Accruals and deferred income".  Under IFRS, all derivative assets and derivative liabilities are recognised on the consolidated balance sheet and measured at fair value through profit or loss.  Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates.  Credit valuation adjustment ("CVA"), Debit valuation adjustment ("DVA") and Collateral Value adjustment ("CollVA") are included in the fair valuation of derivatives.  Changes in fair value of derivatives are recognised in the consolidated income statement under "Result on financial operations".

 SEC report as at June 30, 2022 | 17  b  Derivatives and hedging activities  Under EU Accounting Directives, hedging derivative instruments are not recognised on balance sheet. They are reported off balance sheet at nominal amount. Interest accrued under derivative  instruments is presented under "Prepayments and accrued income" or "Accruals and deferred income". Up-front fees, redemption premiums or premiums/discounts are amortised over the period to maturity of the related derivatives under "Interest payable and similar charges".  Under IFRS, all derivative assets and derivative liabilities are recognised on balance sheet and measured at fair value through profit or loss.  Accrued interest is reported on the consolidated balance sheet within the balance of the instrument to which it relates.  CVA, DVA and CollVA are included in the fair valuation of derivatives.  Changes in fair value of derivatives are recognised in the consolidated income statement under "Result on financial operations".  The amortisation of premiums and discounts of FX swaps and FX forwards are recorded under "Result on financial operations".  For derivatives used in hedge accounting, the gain or loss of the designated part of the hedging instrument is recognised in the consolidated income statement. In addition, the Group separates the fair value of the foreign currency basis spread ("CBS") from the hedging instruments and applies a dedicated accounting treatment. The initial CBS amount, measured at the date of designation, is recorded under OCI and is amortised linearly over the residual lifetime of the hedge in the consolidated income statement. Subsequent changes in the fair value of the CBS are recognised directly in OCI.  For derivatives used in hedge accounting, up-front fees or redemption premiums are amortised over the period to maturity of the related derivative using the effective interest method, unless these derivatives are not designated to hedge accounting, in which case they are recognised immediately under "Result on financial operations".  Under IFRS, the Group has two transactions that meet the offsetting of financial assets and financial liabilities criteria.  6  Assets held for sale  Under EU Accounting Directives, assets held for sale are presented and measured in line with the nature of the underlying asset.  Under IFRS, the Group presented as assets held for sale those financial assets, which are subject to secondary sales. These financial assets continue to be measured in accordance with IFRS 9 and the Group’s accounting policies. They are classified as held for sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use.  C  Impairment of financial assets measured at amortised cost and loan commitments  Under EU Accounting Directives, value adjustments on loans and advances are recorded where: (i) there is a risk of non-recovery of all or part of their amounts, or (ii) to capture loans in the  portfolio which are impaired but have not yet been identified as such or for losses which have been incurred but not yet reported. These value adjustments are accounted for in the consolidated profit and loss account as "Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities" and are deducted from the appropriate asset items on the consolidated balance sheet.  Value adjustments for debt securities are recorded, if these are other than temporary, or to capture debt securities which are impaired but have not yet been identified as such or for losses which have been incurred but not yet reported. These value adjustments are accounted for in the consolidated profit and loss account under "Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests" and are deducted from the appropriate asset items on the consolidated balance sheet.

 18 | SEC report as at June 30, 2022  Under IFRS, the Group is required to recognise a loss allowance for all loans and debt securities measured at amortised cost as well as for off-balance sheet loan commitments. This allowance  is based on either lifetime Expected Credit Loss ("ECL"), if there has been a significant increase in credit risk since initial recognition or the instrument is considered as being credit-impaired, or otherwise on 12-months ECL.  Depending on the nature of the financial instrument, the ECL allowances are deducted from the appropriate asset items on the consolidated balance sheet. For off-balance sheet items, a provision for credit loss is reported under "Provisions b) provisions for guarantees issued and commitments".  Changes in the ECL allowances are recorded in the consolidated income statement either under:  "Change in impairment on loans and advances and provisions for guarantees, net of reversals" for loans and loan commitments or;  "Change in impairment on transferable securities held as financial fixed assets, shares and other variable - yield securities, net of reversals" for debt securities.  D  Pension funds  Under EU Accounting Directives, the 10% corridor approach is adopted, whereby cumulative current year actuarial gains or losses in excess of 10% of the commitments for retirement benefits  are recognised over a period of 7 years on a straight-line basis in "General administrative expenses a) staff costs".  Under IFRS, the Group applies IAS 19 revised for determining the income or expense related to its post-employment defined benefit plans.  Cumulative actuarial surpluses and deficits are recognised in full in OCI under "Additional reserves". Adjustments to staff costs are recognised under "General administrative expenses a) staff  costs" and adjustments to interest cost under "Interest expense and similar charges".  E  Non-controlling interests adjustment  The Bank and the European Investment Fund (the "EIF") together are defined as the Group.  The Bank granted a put option to the minority shareholders, other than EC, on their entire holding of its subsidiary, the EIF.  Under EU Accounting Directives, the non-controlling interests are recorded separately in the consolidated balance sheet under "Equity attributable to minority interest" while the put option is recorded in the consolidated off-balance sheet of the Group.  Under IFRS, the non-controlling interests are reclassified and a corresponding financial liability in the amount of the fair value of the option’s exercise price is recognised under "Other liabilities" and attributed to owners of the parent. Subsequently, this financial liability is measured in accordance with IFRS 9, i.e. any changes in the fair value of the financial liability subsequent to the acquisition date are recognised in the consolidated income statement under "Interest expense and similar charge". Any excess or deficit of non-controlling interests over the agreed price is reversed to "consolidated reserves".  F  Fee and commission income  The Group recognises under EU Accounting Directives and IFRS fee and commission income from revenues that are satisfied over time on an accrual basis over the service period. Fee and  commission income earned from providing or fulfilling point-in-time services (e.g. performance-linked) is recognised when the service has been completed.  For certain mandates, the Group has established a deferred income policy in order to address the misalignment between the receipt of income and the services/cost incurred by the Group during the lifetime of the respective mandate. Corresponding adjustments are recorded in the consolidated balance sheet under "Deferred income" and released against "Fee and commission income".

 SEC report as at June 30, 2022 | 19  Under EU Accounting Directives, this deferral mechanism is only applied prospectively over time, i.e. recognising deferred revenue of the financial year, while under IFRS, the Group used the  modified retrospective approach, i.e. recognising the cumulative impact at transition to IFRS 15 in equity.  This resulted in a different stock of deferred income and corresponding amounts of revenue to be recorded over the individual years.  G  Leases  Under EU Accounting Directives, the rental charges are recorded under "General administrative expenses b) other administrative expenses".  In accordance with IFRS 16, the Group assesses whether a contract is a lease or not. In the case of lease, the Group recognises a right-of-use asset and a lease liability, except for those that are covered by the recognition exemptions (short-term leased assets and low value leased assets based on their original value, when new). The above-mentioned right-of-use assets are recognised under "Property, furniture and equipment" and corresponding lease liability is recognised under "Other liabilities".  Subsequently, the Group carries the right-of-use asset applying a cost model, depreciating the right-of-use asset from the commencement date to the end of the lease agreements and assessing for any impairment, on an annual basis. The depreciation for the right-of-use assets is recorded under "Depreciation and amortisation: property, furniture and equipment and intangible assets a) property, furniture and equipment". The lease liability carrying amount is adjusted to reflect the lease payments made and interest from unwind of lease liability, with further re-measurements to reflect any reassessment or lease modifications. The interest from unwind of lease liability is recorded in the consolidated income statement under "Interest expense and similar charges". The revaluation result is recorded in the consolidated income statement under "Result on financial operations".  H  Financial Guarantee Contracts  Under EU Accounting Directives, net liabilities from financial guarantees are presented in the consolidated balance sheet under "Provisions b) provision in respect of guarantee operations".  Unrealised gains representing the excess of the net present value of expected future premium inflows over the amount of the excepted payment obligations remain unrecognised.  Any increase or decrease in the net liability is recognised in the consolidated profit and loss account under "Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities".  Under IFRS, net unrealised gains from financial guarantees are recorded in the consolidated balance sheet under "Other assets" in case the measurement of a financial guarantee contract results in a net asset position. In case the measurement of a financial guarantee contract results in a net liability position, contracts for which the amortised initial NPV is higher than the 12- months ECL or lifetime ECL are presented under "Other liabilities". Guarantee contracts that are credit-impaired and for which a loss allowance based on lifetime ECL is recognised, are presented under "Provisions for guarantees issued and commitments". Any increase or decrease in the "Other assets" or "Other liabilities" relating to financial guarantees is recognised in the consolidated income statement under "Result on financial operations". Any increase or decrease in the "Provisions for guarantees issued and commitments" relating to financial guarantees other than the settlement of guarantee calls is recognised in the consolidated income statement under "Change in impairment on loans and advances and provisions for guarantees, net of reversals".  I  Subscribed capital and reserves, called but not paid  Under EU Accounting Directives, the caption "Subscribed capital and reserves, called but not paid" contains the future payments from Poland and Romania following their capital increase on  March 1, 2020.  Under IFRS, these future payments are discounted using a discounted cash flow method.  The discounting impact was initially reported under "Interest and similar income" and its amortisation is under "Interest expense and similar charges".

EIB GROUP CONSOLIDATED BALANCE SHEET AS AT JUNE 30, 2022 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

ASSETS		30.06.2022 (Unaudited)		31.12.2021
1. Cash in hand, balances with central banks and post office banks		755 050		1 483 285
2. Treasury bills and other bills eligible for refinancing with central banks		23 281 713		37 160 351
3. Loans and advances to credit institutions				
a) repayable on demand	699 213		797 488	
b) other loans and advances	84 669 654		74 749 439	
c) loans	93 844 035		93 562 111	
d) value adjustments	- 55 124		- 57 842	
		179 157 778		169 051 196
4. Loans and advances to customers				
a) other loans and advances	0		677 437	
b) loans	322 955 809		322 374 311	
c) value adjustments	- 416 759		- 381 166	
		322 539 050		322 670 582
5. Debt securities including fixed-income securities				
a) issued by public bodies	4 916 054		4 946 262	
b) issued by other borrowers	6 233 245		7 025 006	
		11 149 299		11 971 268
6. Shares and other variable-yield securities		9 591 931		9 223 497
7. Participating interests		374 532		345 023
8. Intangible assets		68 624		58 408
9. Tangible assets		239 421		242 687
10. Other assets		195 380		141 673
11. Subscribed capital and reserves, called but not paid		959 098		1 118 948
12. Prepayments and accrued income		20 552 837		14 565 820
TOTAL ASSETS		**568 864 713**		**568 032 738**

LIABILITIES		30.06.2022 (Unaudited)		31.12.2021
1. Amounts owed to credit institutions				
a) repayable on demand	1 310 439		4 777 422	
b) with agreed maturity or periods of notice	14 326 443		18 895 071	
		15 636 882		23 672 493
2. Amounts owed to customers				
a) repayable on demand	1 536 101		1 645 154	
b) with agreed maturity or periods of notice	192 233		175 542	
		1 728 334		1 820 696
3. Debts evidenced by certificates				
a) debt securities in issue	437 923 105		431 104 111	
b) others	8 868 219		9 010 748	
		446 791 324		440 114 859
4. Other liabilities		4 278 743		4 265 084
5. Accruals and deferred income		16 285 585		15 470 655
6. Provisions				
a) pension plans and health insurance scheme	4 722 174		4 510 251	
b) provision in respect of guarantee operations	82 521		39 332	
		4 804 695		4 549 583
7. Subscribed capital				
a) subscribed	248 795 607		248 795 607	
b) uncalled	- 226 604 892		- 226 604 892	
		22 190 715		22 190 715
8. Reserves				
a) reserve fund	24 879 561		24 879 561	
b) additional reserves	17 182 368		12 776 663	
c) special activities reserve	10 303 216		12 152 954	
d) general loan reserve	2 115 966		2 021 337	
		54 481 111		51 830 515
9. Profit for the financial period/year		1 164 881		2 647 454
10. Equity attributable to minority interest		1 502 443		1 470 684
TOTAL LIABILITIES		**568 864 713**		**568 032 738**

20 | SEC report as at June 30, 2022

EIB GROUP CONSOLIDATED PROFIT AND LOSS ACCOUNT FOR THE PERIOD ENDED JUNE 30, 2022 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

		H1 2022 (Unaudited)		H1 2021 (Unaudited)		2021
1. Interest receivable and similar income		10 530 129		10 044 457		16 473 694
2. Interest payable and similar charges		- 9 027 424		- 8 451 507		- 13 285 486
3. Income from securities		335 154		293 106		838 815
4. Commissions receivable		305 743		252 209		573 701
5. Commissions payable		- 188 617		- 172 075		- 434 377
6. Net result on financial operations		23 149		70 796		51 958
7. Net other operating income and expense		- 3 103		62		- 1 397
8. General administrative expenses						
a) staff costs	- 559 530		- 564 171		- 1 371 657	
b) other administrative expenses	- 121 077		- 97 817		- 288 287	
		- 680 607		- 661 988		- 1 659 944
9. Value adjustments in respect of tangible and intangible assets						
a) tangible assets	- 12 448		- 11 633		- 28 909	
b) intangible assets	- 7 665		- 5 898		- 21 035	
		- 20 113		- 17 531		- 49 944
10. Value (re-)adjustments in respect of transferable securities held as financial fixed assets and participating interests		3 533		14 825		16 618
11. Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities		- 75 097		161 124		178 967
12. Profit for the financial period/year		1 202 747		1 533 478		2 702 605
13. Profit attributable to minority interest		37 866		31 289		55 151
14. Profit attributable to equity holders of the Bank		1 164 881		1 502 189		2 647 454

SEC report as at June 30, 2022 | 21

EIB GROUP CONSOLIDATED CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2022 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

	H1 2022 (Unaudited)	H1 2021 (Unaudited)	2021
A. Cash flows from operating activities:			
Profit for the financial period/year	**1 202 747**	**1 533 478**	**2 702 605**
Adjustments for:			
Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities	75 097	- 161 124	- 178 967
Value adjustments in respect of transferable securities held as financial fixed assets and participating interests	- 3 533	- 14 825	- 16 618
Value adjustments in respect of tangible and intangible assets, and write-off	20 113	17 505	50 052
Value (re-)adjustments in respect of shares and other variable-yield securities	- 44 204	- 79 435	- 84 609
Net interest income	- 1 502 705	- 1 592 950	- 3 188 208
Effect of exchange rate changes	- 78 105	18 692	79 838
Loss on operating activities	**- 330 590**	**- 278 659**	**- 635 907**
Disbursements of loans and advances to credit institutions and customers	- 21 240 762	- 16 413 450	- 37 670 096
Repayments of loans and advances to credit institutions and customers	20 848 407	24 659 307	50 381 755
Change in other loans and advances	1 807 851	8 284 597	8 658 820
Change in deposit with Central Bank of Luxembourg to cover minimum reserve requirement	54 218	- 24 124	- 35 110
Change in treasury operational portfolios	14 188 682	- 9 419 015	- 9 007 313
Change in amounts owed to credit institutions and customers	- 8 127 973	5 367 617	7 276 336
Change in provisions on pension plans and health insurance scheme	211 923	236 127	692 202
Change in provision in respect of guarantee operations	43 189	679	16 692
Change in other assets and other liabilities	- 40 048	- 103 749	- 289 028
Change in prepayments and accrued income and in accruals and deferred income	3 586 395	25 647	1 375 527
Interest received	7 912 009	8 015 796	16 107 529
Interest paid	- 7 001 150	- 5 866 279	- 12 257 300
Net cash from/(used in) operating activities	**11 912 151**	**14 484 494**	**24 614 107**
B. Cash flows from investing activities:			
Securities in Long Term HQLA Portfolio purchased during the period/year	- 1 205 649	0	- 385 243
Securities from Long Term HQLA Portfolio matured or sold during the period/year	345 000	507 288	701 588
Purchase of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	- 828 284	- 799 336	- 2 266 247
Redemption of loan substitutes and ABS portfolio EIF included in the debt securities portfolios	2 437 139	2 805 463	4 335 592
Additions on shares and other variable-yield securities	- 1 492 446	- 1 010 816	- 2 627 018
Reflows on shares and other variable-yield securities	1 164 648	886 867	2 217 195
Additions on participating interests	- 40 528	- 46 089	- 93 908
Reflows on participating interests	14 587	70 171	128 668
Purchase of tangible and intangible assets	- 27 063	- 25 055	- 63 109
Net cash from/(used in) investing activities	**367 404**	**2 388 493**	**1 947 518**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	49 551 333	71 443 501	100 348 462
Redemption of debts evidenced by certificates	- 52 007 480	- 63 370 596	- 107 709 303
Member States' contribution	159 850	159 850	319 700
Purchase / Subscription of EIF shares	0	387 578	484 363
Dividend paid to EIF minority shareholders	5 718	0	0
Net cash from/(used in) financing activities	**- 2 290 579**	**8 620 333**	**- 6 556 778**
Summary statement of cash flows:			
Cash and cash equivalents at the beginning of financial year	**69 121 468**	**48 074 653**	**48 074 653**
Net cash from/(used in):			
Operating activities	11 912 151	14 484 494	24 614 107
Investing activities	367 404	2 388 493	1 947 518
Financing activities	- 2 290 579	8 620 333	- 6 556 778
Effect of exchange rate changes on cash held	147 998	121 535	1 041 968
Cash and cash equivalents at the end of financial period/year	**79 258 442**	**73 689 508**	**69 121 468**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	664 789	783 280	1 338 806
Money market securities	1 039	623 774	142 403
Loans and advances to credit institutions and customers:			
Repayable on demand	699 213	716 307	797 488
Other loans and advances	77 893 401	71 566 147	66 842 771
	79 258 442	**73 689 508**	**69 121 468**

22 | SEC report as at June 30, 2022

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A Basis of presentation

The unaudited condensed consolidated financial statements of the European Investment Bank Group (the "Group") as at June 30, 2022 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and value adjustments of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2022 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2022.

The audited consolidated financial statements as at and for the financial year ended December 31, 2021 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of December 8, 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of September 27, 2001, by Directive 2003/51/EC of June 18, 2003 and by Directive 2006/46/EC of June 14, 2006. The unaudited condensed consolidated financial statements as at and for the period ended June 30, 2022 are based on the same principles.

For further information, refer to the consolidated financial statements and footnotes thereto included in the Group's annual report for the financial year ended December 31, 2021.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before provisions) as at June 30, 2022	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	93 844 035	322 955 809	416 799 844
- Undisbursed portion	27 770 840	83 798 915	111 569 755
Aggregate loans granted	121 614 875	406 754 724	528 369 599

Analysis of aggregate loans granted (before provisions) as at December 31, 2021	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	93 562 111	322 374 311	415 936 422
- Undisbursed portion	31 936 008	91 041 283	122 977 291
Aggregate loans granted	125 498 119	413 415 594	538 913 713

Despite the general context of uncertainty in the global financial markets due to the COVID-19 pandemic as well as the context of the military aggression against Ukraine, the Group currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.

Moreover, in general, the quality of the loan portfolio of the European Investment Bank (the "Bank") currently remains high as it relies on a risk management strategy based on adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

SEC report as at June 30, 2022 | 23

 24 | SEC report as at June 30, 2022  Value adjustments for potential losses in respect of the Bank’s loan portfolio have been accounted for as at June 30, 2022 and as at December 31, 2021 as follows:  Value adjustments on loans and advances (in EUR million)  Balance sheet caption  Type of value adjustment  30.06.2022  31.12.2021  Loans and advances to credit institutions  d) value adjustments  Collective  0  0  Specific  55  58  Loans and advances to customers  c) value adjustments  Collective  52  0  Specific  365  381  Total value adjustments  472  439

NOTE C Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2022 (UNAUDITED)	AVERAGE RATE (*) 30.06.2022 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2021	AVERAGE RATE (*) 31.12.2021
EUR	255 315 253	1.31	2022/2061	246 913 410	1.30
USD	104 725 666	1.73	2022/2058	105 073 224	1.48
GBP	41 709 380	2.56	2022/2054	43 705 819	2.15
AUD	11 141 677	2.57	2022/2040	9 703 908	2.59
PLN	6 334 215	2.98	2022/2029	6 169 375	2.23
CAD	6 150 901	2.15	2022/2045	4 765 848	2.10
SEK	5 420 317	1.49	2022/2040	6 234 940	1.41
CHF	4 234 237	1.96	2022/2036	4 179 005	1.90
NOK	3 894 284	2.04	2023/2037	5 541 206	1.77
ZAR	2 452 441	7.97	2022/2035	2 331 323	7.75
JPY	1 366 570	2.30	2023/2053	1 520 384	1.46
MXN	1 213 527	6.00	2023/2028	1 174 850	6.35
DKK	782 901	0.71	2024/2031	783 195	0.70
CNY	600 080	2.71	2022/2025	472 292	2.56
TRY	514 940	10.37	2022/2027	677 022	10.41
CZK	391 990	3.80	2022/2034	339 828	2.52
NZD	269 380	2.37	2023/2028	271 428	2.57
RUB	150 978	3.93	2024/2026	140 679	4.75
HKD	85 897	0.41	2022/2025	79 246	0.41
RON	20 823	2.23	2026/2026	20 812	2.23
HUF	15 867	3.25	2024/2024	17 065	3.25
TOTAL	**446 791 324**			**440 114 859**	

(*) Weighted average interest rates at the balance sheet date

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2022 and EUR 500m in 2021). All such borrowings are hedged in full through structured swap operations.

NOTE D Commitment to purchase the remaining European Investment Fund ("EIF") shares at a fixed price

As at June 30, 2022, the Bank held 59.40% of the EIF's subscribed capital (59.40% as at December 31, 2021).

During the year 2021, the Replacement Share Purchase Undertaking with respect to subscribed shares of the EIF held by the European Commission ('EC') was terminated, while the RSPU with respect to the subscribed shares from the EIF's minority shareholders, other than the EC, remains in place.

Under the terms of the RSPU, the Bank was offering to buy the remaining subscribed shares from the EIF's minority shareholders, other than the EC, for a price of EUR 542,329.82 per share as at June 30, 2022. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

SEC report as at **June 30, 2022** | 25

Note E Commitments, contingent liabilities and other memorandum items (in EUR '000)

		30.06.2022 (Unaudited)		31.12.2021
Commitments:				
- Undisbursed loans				
- credit institutions	27 770 840		31 936 008	
- customers	83 798 915		91 041 283	
		111 569 755		122 977 291
- Undisbursed shares and other variable-yield securities				
- Undisbursed private equity and venture capital operations	4 815 674		4 948 960	
- Undisbursed investment and infrastructure funds	2 924 971		3 203 307	
- EBRD capital uncalled	712 630		712 630	
		8 453 275		8 864 897
- Undisbursed participating interests				
- Undisbursed private equity and venture capital operations	523 671		576 951	
		523 671		576 951
- Borrowings launched but not yet settled		241 582		223 950
- Securities receivable		48 137		0
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		28 985 838		30 901 227
Assets held on behalf of third parties:				
- Innovation Fund	5 619 063		4 202 032	
- Investment Facility Cotonou	4 277 505		4 097 718	
- Modernisation fund	3 158 145		2 957 006	
- InnovFin	1 962 332		1 976 460	
- NER300	1 113 030		1 139 006	
- Fund of Funds (JESSICA II)	949 995		1 021 159	
- CEF	862 089		876 872	
- JESSICA (Holding Funds)	824 288		611 609	
- COSME LGF & EFG	590 494		606 867	
- Pan-European Guarantee Fund	586 972		595 260	
- ESIF	526 589		458 942	
- EU-Africa Infrastructure Trust Fund	413 779		473 359	
- SME initiative Italy	387 015		263 392	
- JEREMIE	283 153		275 376	
- European Fund for Strategic Investments ('EFSI EIF')	244 229		248 261	
- SME initiative Romania	236 015		236 188	
- GIF 2007	219 357		110 383	
- REG	191 382		193 115	
- Partnership Platform for Funds	184 738		187 315	
- Special Section	131 821		132 372	
- EaSI	102 983		103 276	
- EFSI-EIAH	99 329		35 559	
- RSFF (incl. RSI)	90 749		91 629	
- InnovFin SME Guarantee	89 311		99 327	
- InnovFin Equity	88 773		77 164	
- SME initiative Bulgaria	85 126		87 104	
- InvestEU	82 795		0	
- ENPI	81 535		72 537	
- MAP Equity	66 199		64 594	
- AECID	61 408		53 087	
- SME initiative Finland	59 917		62 275	
- SMEG 2007	55 880		56 658	
- Private Finance for Energy Efficiency Instrument	54 545		53 438	
- Cultural Creative Sectors Guarantee Facility	51 479		52 087	
- DCFTA	50 923		50 740	
- WB EDIF	48 723		46 649	

26 | SEC report as at June 30, 2022

Note E Commitments, contingent liabilities and other memorandum items (in EUR '000) (continued)

		30.06.2022 (Unaudited)		31.12.2021
Assets held on behalf of third parties (Continued):				
- NPI	47 155		43 245	
- GF Greece	42 325		162 285	
- IPA II	39 634		52 626	
- NIF Trust Fund	38 259		38 259	
- NIF Risk Capital Facility	37 766		35 454	
- MAP guarantee	30 812		30 652	
- GAGF	29 707		30 060	
- SME initiative Malta	26 263		26 629	
- Bundesministerium für Wirtschaft und Technologie	22 556		19 680	
- FEMIP Trust Fund	22 209		21 864	
- AGRI	17 248		17 297	
- EPTA Trust Fund	13 567		15 659	
- TTA Turkey	12 830		9 113	
- German Corona Matching Facility (CMF)	11 173		3 630	
- Natural Capital Financing Facility	10 089		10 274	
- RFF	7 500		0	
- German Future Fund Growth Facility	3 815		2 849	
- BIF	3 715		3 907	
- Student Loan Guarantee Facility	3 504		3 570	
- GEEREF	3 360		3 457	
- Central Europe FoF	1 952		526	
- PGFF	1 942		2 990	
- SME initiative Spain	1 475		2 022	
- LFA-EIF Facility	1 179		1 115	
- Alp GIP	1 107		1 409	
- MDD	899		1 809	
- EU Trade and Competitiveness Program	880		968	
- EU Support Boost Africa	789		0	
- Africa Investment Platform	549		0	
- G43 Trust Fund	284		284	
- TTP	281		516	
- European Technology Facility	222		412	
- GGF	7		7	
- GEEREF Technical Support Facility	1		775	
		24 366 720		**22 212 159**
Other items:				
- Nominal value of interest-rate swaps		**581 659 534**		**559 081 060**
- Nominal value of currency swap contracts receivable		**261 579 779**		**247 683 252**
- Nominal value of currency swap contracts payable		**255 501 268**		**245 975 779**
- Nominal value of short-term currency swap contracts receivable		**16 533 083**		**25 123 575**
- Nominal value of short-term currency swap contracts payable		**16 157 397**		**24 956 095**
- Notional amount of futures contracts		**11 832 814**		**8 274 106**
- Put option granted to EIF minority shareholders		**419 763**		**340 341**
- Notional amount of currency forwards		**397 063**		**402 384**
- Currency swaps launched but not yet settled payable		**36 157**		**0**
- Currency swaps launched but not yet settled receivable		**36 132**		**0**
- Special deposits for servicing borrowings		**20 592**		**582**

SEC report as at **June 30, 2022** | 27

EIB BALANCE SHEET AS AT JUNE 30, 2022 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

ASSETS		30.06.2022 (Unaudited)		31.12.2021
1. Cash in hand, balances with central banks and post office banks		755 050		1 483 285
2. Treasury bills and other bills eligible for refinancing with central banks		21 712 599		35 678 436
3. Loans and advances to credit institutions				
a) repayable on demand	566 573		562 513	
b) other loans and advances	84 521 747		74 551 456	
c) loans	93 834 249		93 558 227	
d) value adjustments	- 55 124		- 57 842	
		178 867 445		168 614 354
4. Loans and advances to customers				
a) other loans and advances	0		677 437	
b) loans	322 955 809		322 374 311	
c) value adjustments	- 416 759		- 381 166	
		322 539 050		322 670 582
5. Debt securities including fixed-income securities				
a) issued by public bodies	4 861 149		4 891 107	
b) issued by other borrowers	5 104 795		5 891 460	
		9 965 944		10 782 567
6. Shares and other variable-yield securities		8 734 234		8 397 569
7. Participating interests		343 919		318 380
8. Shares in affiliated undertakings		1 549 444		1 549 444
9. Intangible assets		67 863		57 189
10. Tangible assets		239 202		242 445
11. Other assets		195 436		157 329
12. Subscribed capital and reserves, called but not paid		959 098		1 118 948
13. Prepayments and accrued income		20 327 050		14 405 918
TOTAL ASSETS		566 256 334		565 476 446

LIABILITIES		30.06.2022 (Unaudited)		31.12.2021
1. Amounts owed to credit institutions				
a) repayable on demand	1 310 439		4 777 422	
b) with agreed maturity or periods of notice	14 326 443		18 895 071	
		15 636 882		23 672 493
2. Amounts owed to customers				
a) repayable on demand	1 539 809		1 648 539	
b) with agreed maturity or periods of notice	192 233		175 542	
		1 732 042		1 824 081
3. Debts evidenced by certificates				
a) debt securities in issue	437 923 105		431 104 111	
b) others	8 868 219		9 010 748	
		446 791 324		440 114 859
4. Other liabilities		4 434 975		4 373 509
5. Accruals and deferred income		16 051 674		15 233 362
6. Provisions				
a) pension plans and health insurance scheme	4 350 819		4 161 030	
b) provision in respect of guarantee operations	70 131		27 916	
		4 420 950		4 188 946
7. Subscribed capital				
a) subscribed	248 795 607		248 795 607	
b) uncalled	- 226 604 892		- 226 604 892	
		22 190 715		22 190 715
8. Reserves				
a) reserve fund	24 879 561		24 879 561	
b) additional reserves	16 579 738		12 258 631	
c) special activities reserve	10 303 216		12 152 954	
d) general loan reserve	2 115 966		2 021 337	
		53 878 481		51 312 483
9. Profit for the financial period/year		1 119 291		2 565 998
TOTAL LIABILITIES		566 256 334		565 476 446

28 | SEC report as at June 30, 2022

EIB OFF BALANCE SHEET AS AT JUNE 30, 2022 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

		30.06.2022 (Unaudited)		31.12.2021
Commitments:				
- EIF capital uncalled		3 468 800		3 468 800
- Undisbursed loans				
- credit institutions	27 754 066		31 913 008	
- customers	83 798 915		91 041 283	
		111 552 981		122 954 291
- Undisbursed shares and other variable-yield securities				
- Undisbursed private equity and venture capital operations	4 046 260		4 121 195	
- Undisbursed investment and infrastructure funds	2 924 971		3 203 307	
- EBRD capital uncalled	712 630		712 630	
		7 683 861		8 037 132
- Undisbursed participating interests				
- Undisbursed private equity and venture capital operations	448 649		497 631	
		448 649		497 631
- Borrowings launched but not yet settled		241 582		223 950
- Securities receivable		48 137		0
Contingent liabilities and guarantees:				
- In respect of loans granted by third parties		22 166 529		22 565 034
Assets held on behalf of third parties :				
- Innovation Fund	5 619 063		4 202 032	
- Investment Facility Cotonou	4 277 505		4 097 718	
- Modernisation fund	3 158 145		2 957 006	
- EIF	2 330 370		2 304 236	
- InnovFin	1 962 332		1 976 460	
- NER300	1 113 030		1 139 006	
- Fund of Funds (JESSICA II)	949 995		1 021 159	
- CEF	862 089		876 872	
- JESSICA (Holding Funds)	824 288		611 609	
- Pan-European Guarantee Fund	586 972		595 260	
- EU-Africa Infrastructure Trust Fund	413 779		473 359	
- Partnership Platform for Funds	184 738		187 315	
- Special Section	131 821		132 372	
- EFSI-EIAH	99 329		35 559	
- RSFF (incl. RSI)	90 749		91 629	
- InvestEU	82 795		0	
- ENPI	81 535		72 537	
- AECID	61 408		53 087	
- Private Finance for Energy Efficiency Instrument	54 545		53 438	
- DCFTA	50 923		50 740	
- GF Greece	42 325		162 285	
- IPA II	39 634		52 626	
- NIF Trust Fund	38 259		38 259	
- NIF Risk Capital Facility	37 766		35 454	
- FEMIP Trust Fund	22 209		21 864	
- EPTA Trust Fund	13 567		15 659	
- Natural Capital Financing Facility	10 089		10 274	
- EU Trade and Competitiveness Program	880		968	
- EU Support Boost Africa	789		0	
- Africa Investment Platform	549		0	
		23 141 478		21 268 783

SEC report as at June 30, 2022 | 29

30 | SEC report as at June 30, 2022 EIB OFF BALANCE SHEET AS AT JUNE 30, 2022 UNDER EU ACCOUNTING DIRECTIVES (in EUR ‘000) (continued)  Other items: - Nominal value of interest-rate swaps - Nominal value of cu rrency swap contracts receivable - Nominal value of cu rrency swap contracts payable - Nominal value of short-term currency swap contracts receivable - Nominal value of short-term currency swap contracts payable - Notional amount of futures contracts - Notional amount of currency forwards - Put option granted to EIF minority shareholders - Currency swaps launched but not yet settled receivable - Currency swaps launched but not yet settled payable - Special deposits for serv icing borrowings 30.06.2022 (Unaudited) 581 659 534 261 579 779 255 501 268 16 533 083 16 157 397 11 832 814 419 763 397 063 36157 36132 20 592 31 .12.2021 559 081 060 247 683 252 245 975 779 25 123 575 24 956 095 8274 106 402 384 340 341 0 0 582

EIB PROFIT AND LOSS ACCOUNT
FOR THE PERIOD ENDED JUNE 30, 2022 UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

			H1 2022 (Unaudited)		H1 2021 (Unaudited)		2021
1.	**Interest receivable and similar income**		10 521 921		10 037 210		16 460 213
2.	**Interest payable and similar charges**		- 9 023 477		- 8 446 786		- 13 275 218
3.	**Income from securities**						
	a) income from shares and other variable-yield securities	311 179		269 197		776 756	
	b) income from shares in affiliated undertakings	9 305		0		0	
			320 484		269 197		776 756
4.	**Commissions receivable**		193 711		159 994		374 641
5.	**Commissions payable**		- 220 870		- 209 170		- 499 623
6.	**Net result on financial operations**		19 121		63 628		41 643
7.	**Net other operating income and expense**		5 913		4 895		10 254
8.	**General administrative expenses**						
	a) staff costs	- 498 472		- 496 203		- 1 216 123	
	b) other administrative expenses	- 108 287		- 87 424		- 250 692	
			- 606 759		- 583 627		- 1 466 815
9.	**Value adjustments in respect of tangible and intangible assets**						
	a) tangible assets	- 12 425		- 11 610		- 28 863	
	b) intangible assets	- 7 646		- 5 890		- 21 020	
			- 20 071		- 17 500		- 49 883
10.	**Value (re-)adjustments in respect of transferable securities held as financial fixed assets, participating interests and shares in affiliated undertakings**		3 363		14 008		15 726
11.	**Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities**		- 74 045		161 393		178 304
12.	**Profit for the financial period/year**		1 119 291		1 453 242		2 565 998

SEC report as at **June 30, 2022** | 31

EIB CASH FLOW STATEMENT FOR THE PERIOD ENDED JUNE 30, 2022
UNDER EU ACCOUNTING DIRECTIVES (in EUR '000)

	H1 2022 (Unaudited)	H1 2021 (Unaudited)	2021
A. Cash flows from operating activities:			
Profit for the financial period/year	**1 119 291**	**1 453 242**	**2 565 998**
Adjustments for:			
Value (re-)adjustments in respect of loans and advances and provisions for contingent liabilities	74 045	- 161 393	- 178 304
Value adjustments in respect of tangible and intangible assets, and write-off	20 071	17 420	49 991
Value (re-)adjustments in respect of transferable securities held as financial fixed assets, shares, other variable-yield securities and participating interests	- 46 338	- 76 993	- 79 961
Net interest income	- 1 498 445	- 1 590 424	- 3 184 995
Effect of exchange rate changes	- 51 111	21 339	42 462
Loss on operating activities	**- 382 487**	**- 336 809**	**- 784 809**
Disbursements of loans and advances to credit institutions and customers	- 21 240 762	- 16 413 450	- 37 670 096
Repayments of loans and advances to credit institutions and customers	20 903 178	24 658 751	50 380 405
Change in other loans and advances	1 757 851	8 269 598	8 693 821
Change in deposit with Central Bank of Luxembourg to cover minimum reserve requirement	54 218	- 24 124	- 35 110
Change in treasury operational portfolios	14 216 081	- 8 337 239	- 7 904 926
Change in amounts owed to credit institutions and customers	- 8 127 650	5 368 183	7 277 699
Change in provisions on pension plans and health insurance scheme	189 789	205 117	614 599
Change in provision in respect of guarantee operations	42 215	98	17 170
Change in other assets and other liabilities	23 359	- 63 025	- 325 277
Change in prepayments and accrued income and in accruals and deferred income	3 586 395	25 647	1 375 527
Interest received	7 905 554	8 010 178	16 097 396
Interest paid	- 6 999 372	- 5 864 596	- 12 253 421
Net cash from/(used in) operating activities	**11 928 369**	**15 498 329**	**25 482 978**
B. Cash flows from investing activities:			
Purchase / Subscription of EIF shares	0	- 736 355	- 736 355
Securities in Long Term HQLA Portfolio purchased during the period/year	- 1 205 649	0	- 385 243
Securities from Long Term HQLA Portfolio matured or sold during the period/year	345 000	507 288	701 588
Purchase of loan substitutes included in the debt securities portfolios	- 764 250	- 749 336	- 2 169 847
Redemption of loan substitutes included in the debt securities portfolios	2 427 559	2 790 411	4 298 703
Additions on shares and other variable-yield securities	- 1 369 998	- 855 335	- 2 303 579
Reflows on shares and other variable-yield securities	1 076 297	798 562	2 033 717
Additions on participating interests	- 35 141	- 42 334	- 83 732
Reflows on participating interests	12 999	63 949	115 465
Purchase of tangible and intangible assets	- 27 502	- 25 055	- 62 456
Net cash from/(used in) investing activities	**459 315**	**1 751 795**	**1 408 261**
C. Cash flows from financing activities:			
Issuance of debts evidenced by certificates	49 551 333	71 443 501	100 348 462
Redemption of debts evidenced by certificates	- 52 007 480	- 63 370 596	- 107 709 303
Member States' contribution	159 850	159 850	319 700
Net cash from/(used in) financing activities	**- 2 296 297**	**8 232 755**	**- 7 041 141**
Summary statement of cash flows:			
Cash and cash equivalents at the beginning of financial year	**68 738 510**	**47 846 444**	**47 846 444**
Net cash from/(used in):			
Operating activities	11 928 369	15 498 329	25 482 978
Investing activities	459 315	1 751 795	1 408 261
Financing activities	- 2 296 297	8 232 755	- 7 041 141
Effect of exchange rate changes on cash held	147 998	121 535	1 041 968
Cash and cash equivalents at the end of financial period/year	**78 977 895**	**73 450 858**	**68 738 510**
Cash and cash equivalents are composed of:			
Cash in hand, balances with central banks and post office banks, excluding deposits with Central Bank of Luxembourg to cover minimum reserve requirement	664 789	783 280	1 338 806
Money market securities	1 039	623 774	142 403
Loans and advances to credit institutions and customers:			
Repayable on demand	566 573	555 659	562 513
Other loans and advances	77 745 494	71 488 145	66 694 788
	78 977 895	**73 450 858**	**68 738 510**

32 | SEC report as at **June 30, 2022**

NOTES TO THE UNAUDITED CONDENSED INTERIM FINANCIAL STATEMENTS UNDER EU ACCOUNTING DIRECTIVES

NOTE A Basis of presentation

The unaudited condensed financial statements of the European Investment Bank (the "Bank") as at June 30, 2022 do not include all of the information and footnotes required for complete financial statements.

In the opinion of management, all adjustments, normal recurring accruals and value adjustments of financial assets considered necessary for a fair presentation have been recorded. The profit for the six-month period ended June 30, 2022 is not necessarily indicative of the results that may be expected for the financial year ending December 31, 2022.

The audited financial statements as at and for the financial year ended December 31, 2021 were prepared in accordance with the general principles of the Directive 86/635/EEC of the Council of the European Communities of December 8, 1986 on the annual accounts and consolidated accounts of banks and other financial institutions, as amended by Directive 2001/65/EC of September 27, 2001, by Directive 2003/51/EC of June 18, 2003 and by Directive 2006/46/EC of June 14, 2006. The unaudited condensed financial statements as at and for the period ended June 30, 2022 are based on the same principles.

For further information, refer to the unconsolidated financial statements and footnotes thereto included in the Bank's annual report for the financial year ended December 31, 2021.

NOTE B Summary statement of loans (in EUR '000)

Analysis of aggregate loans granted (before provisions) as at June 30, 2022	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	93 834 249	322 955 809	416 790 058
- Undisbursed portion	27 754 066	83 798 915	111 552 981
Aggregate loans granted	121 588 315	406 754 724	528 343 039

Analysis of aggregate loans granted (before provisions) as at December 31, 2021	To intermediary credit institutions	Directly to final beneficiaries	Total
- Disbursed portion	93 558 227	322 374 311	415 932 538
- Undisbursed portion	31 913 008	91 041 283	122 954 291
Aggregate loans granted	125 471 235	413 415 594	538 886 829

Despite the general context of uncertainty in the global financial markets due to the COVID-19 pandemic as well as the context of the military aggression against Ukraine, the Bank currently continues to maintain a robust liquidity position and flexibility to access the necessary liquidity resources mainly as a result of its prudent approach to liquidity management.

Moreover, in general, the quality of the Bank's loan portfolio currently remains high as it relies on a risk management strategy based on adequate levels of security and guarantees, as well as standard protective clauses included in its loan agreements.

SEC report as at **June 30, 2022** | 33

34 | SEC report as at June 30, 2022 Value adjustments for potential losses in respect of the Bank’s loan portfolio have been accounted for as at June 30, 2022 and as at December 31, 2021 as follows: Value adjustments on loans and advances (in EUR million) Balance sheet caption Type of value adjustment 30.06.2022 31.12.2021 Loans and advances to credit institutions d) value adjustments Collective 0 0 Specific 55 58 Loans and advances to customers c) value adjustments Collective 52 0 Specific 365 381 Total value adjustments 472 439 NOTE C Shares in affiliated undertakings The European Investment Fund The capital paid in by the Bank in respect of its subscription of EUR‘000 4,336,000 as at June 30, 2022 (EUR‘000 4,336,000 as at December 31, 2021) to the capital of the European Investment Fund (the “EIF”), with its registered office in Luxembourg, amounted to EUR‘000 1,549,444 as at June 30, 2022 (December 31, 2021: EUR‘000 1,549,444). As at June 30, 2022, the Bank held 59.40% of the EIF’s subscribed capital (59.40% as at December 31, 2021). Commitment to purchase the remaining EIF shares at a fixed price During the year 2021, the Replacement Share Purchase Undertaking with respect to subscribed shares of the EIF held by the European Commission (‘EC’) was terminated, while the RSPU with respect to the subscribed shares from the EIF’s minority shareholders, other than the EC, remains in place. Under the terms of the RSPU, the Bank was offering to buy the remaining subscribed shares from the EIF’s minority shareholders, other than the EC, for a price of EUR 542,329.82 per share as at June 30, 2022. The latter corresponds to the part of each share in the called capital of EIF, increased by the share premium account, the statutory reserves, the retained earnings, the fair value reserve and the profit of the year, adjusted by the dividend of the year. The agreed formula is being applied to the approved and audited annual accounts of the EIF for the financial year in which the option is exercised.

NOTE D Debts evidenced by certificates (in EUR '000)

PAYABLE IN	OUTSTANDING AT 30.06.2022 (UNAUDITED)	AVERAGE RATE (*) 30.06.2022 (UNAUDITED)	DUE DATES (UNAUDITED)	OUTSTANDING AT 31.12.2021	AVERAGE RATE (*) 31.12.2021
EUR	255 315 253	1.31	2022/2061	246 913 410	1.30
USD	104 725 666	1.73	2022/2058	105 073 224	1.48
GBP	41 709 380	2.56	2022/2054	43 705 819	2.15
AUD	11 141 677	2.57	2022/2040	9 703 908	2.59
PLN	6 334 215	2.98	2022/2029	6 169 375	2.23
CAD	6 150 901	2.15	2022/2045	4 765 848	2.10
SEK	5 420 317	1.49	2022/2040	6 234 940	1.41
CHF	4 234 237	1.96	2022/2036	4 179 005	1.90
NOK	3 894 284	2.04	2023/2037	5 541 206	1.77
ZAR	2 452 441	7.97	2022/2035	2 331 323	7.75
JPY	1 366 570	2.30	2023/2053	1 520 384	1.46
MXN	1 213 527	6.00	2023/2028	1 174 850	6.35
DKK	782 901	0.71	2024/2031	783 195	0.70
CNY	600 080	2.71	2022/2025	472 292	2.56
TRY	514 940	10.37	2022/2027	677 022	10.41
CZK	391 990	3.80	2022/2034	339 828	2.52
NZD	269 380	2.37	2023/2028	271 428	2.57
RUB	150 978	3.93	2024/2026	140 679	4.75
HKD	85 897	0.41	2022/2025	79 246	0.41
RON	20 823	2.23	2026/2026	20 812	2.23
HUF	15 867	3.25	2024/2024	17 065	3.25
TOTAL	**446 791 324**			**440 114 859**	

(*) Weighted average interest rates at the balance sheet date

The principal and interest of certain structured borrowings are index linked to stock exchange indexes (historical value: EUR 500m at June 30, 2022 and EUR 500m in 2021). All such borrowings are hedged in full through structured swap operations.

SEC report as at **June 30, 2022** | 35